EXHIBIT 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the annual report of Kreido Biofuels, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on April 4, 2007 and as amended by Form 10-KSB/A as filed with the Securities and Exchange Commission on June 27, 2007 (the “Report”), I, Joel A. Balbien, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Joel A. Balbien
Joel A. Balbien
Chairman of the Board, President and Chief Executive Officer

June 27, 2007